UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 26, 2015
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2015-C29

(Exact name of issuing entity)

Wells Fargo Bank, National Association

Rialto Mortgage Finance, LLC

Silverpeak Real Estate Finance LLC

Walker & Dunlop Commercial Property Funding I WF, LLC

National Cooperative Bank, N.A.

(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	333-195164-09	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina	28288-1066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

On June 26, 2015, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of June 1, 2015 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Coopeative Bank, N.A., as NCB master servicer, National Coopeative Bank, N.A., as NCB special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and Wilmington Trust, National Association, as trustee, of Wells Fargo Commercial Mortgage Trust 2015-C29, Commercial Mortgage Pass-Through Certificates, Series 2015-C29. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-S, Class X-A, Class X-B, Class B, Class C, Class D and Class PEX Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $1,091,690,000, were sold to Wells Fargo Securities, LLC (“WFS”), Citigroup Global Markets Inc. (“Citigroup”) and Deutsche Bank Securities Inc. (“DBSI” and, together with WFS and Citigroup, the “Underwriters”), pursuant to the underwriting agreement, dated as of June 19, 2015 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and WFB. In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On June 26, 2015, the Registrant also sold the Class E, Class F, Class G, Class V-1, Class V-2 and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $85,335,121, to WFS, Citigroup and DBSI (collectively, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of June 19, 2015, between the Registrant, the Initial Purchasers and WFB. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2015-C29 (the “Issuing Entity”), a common law trust fund formed on June 26, 2015 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 133 commercial and multifamily mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of June 19, 2015, between the Registrant and WFB; (ii) Rialto Mortgage Finance, LLC (“RMF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of June 19, 2015, between the Registrant and RMF; (iii) Silverpeak Real Estate Finance LLC (“Silverpeak”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of June 19, 2015, between the Registrant and Silverpeak; (iv) Walker & Dunlop Commercial Property Funding I WF, LLC (“WDCPF I WF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of June 19, 2015, among the Registrant, WDCPF I WF and Walker & Dunlop Commercial Property Funding, LLC; and (v) National Cooperative Bank, N.A. (“NCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of June 19, 2015, between the Registrant and NCB.

The Mortgage Loan identified on Schedule I to the Pooling and Servicing Agreement as the “Brickyard Square” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.2 and which is dated as of May 1, 2015, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

The Mortgage Loan identified on Schedule I to the Pooling and Servicing Agreement as the “Bella Luna / San Lucas” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.3 and which is dated as of March 1, 2015, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated June 24, 2015, supplementing the Prospectus dated January 28, 2015, each as filed with the Securities and Exchange Commission on June 26, 2015.

On June 26, 2015, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $1,091,690,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $9,285,984, were approximately $1,146,301,701. Of the expenses paid by the Registrant, approximately $33,500 were paid directly to affiliates of the Registrant, $4,002,201 in the form of fees were paid to the Underwriters, $495,136 were paid to or for the Underwriters and $4,755,147 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-195164) was originally declared effective on June 25, 2014.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated June 19, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as underwriters, and Wells Fargo Bank, National Association.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of June 1, 2015, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Coopeative Bank, N.A., as NCB master servicer, National Coopeative Bank, N.A., as NCB special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and Wilmington Trust, National Association, as trustee.

Exhibit 4.2	Pooling and Servicing Agreement, dated as of May 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

Exhibit 4.3	Pooling and Servicing Agreement, dated as of March 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 26, 2015.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 26, 2015 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of June 19, 2015, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of June 19, 2015, between Rialto Mortgage Finance, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of June 19, 2015, between Silverpeak Real Estate Finance LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of June 19, 2015, between Walker & Dunlop Commercial Property Funding I WF, LLC, as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser, and Walker & Dunlop Commercial Property Funding, LLC.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of June 19, 2015, between National Cooperative Bank, N.A., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 26, 2015	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC. (Registrant)

	By:	/s/ Anthony Sfarra
Name: Anthony Sfarra
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1	Underwriting Agreement, dated June 19, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as underwriters, and Wells Fargo Bank, National Association.	(E)

4.1	Pooling and Servicing Agreement, dated as of June 1, 2015, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Coopeative Bank, N.A., as NCB master servicer, National Coopeative Bank, N.A., as NCB special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and Wilmington Trust, National Association, as trustee.	(E)

4.2	Pooling and Servicing Agreement, dated as of May 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.	(E)

4.3	Pooling and Servicing Agreement, dated as of March 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 26, 2015.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 26 2015 (included as part of Exhibit 5).	(E)

23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)

99.1	Mortgage Loan Purchase Agreement, dated as of June 19, 2015, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated as of June 19, 2015, between Rialto Mortgage Finance, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

99.3	Mortgage Loan Purchase Agreement, dated as of June 19, 2015, between Silverpeak Real Estate Finance LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

99.4	Mortgage Loan Purchase Agreement, dated as of June 19, 2015, between Walker & Dunlop Commercial Property Funding I WF, LLC, as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser, and Walker & Dunlop Commercial Property Funding, LLC.	(E)

99.5	Mortgage Loan Purchase Agreement, dated as of June 19, 2015, between National Cooperative Bank, N.A., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)